
Seller:            American Residential Holdings, Inc.              Administrator:      Aracely Alanis
Servicer:          Countrywide Home Loans, Inc.                                         Bankers Trust Company
Lead Underwriter:  Bear Stearns Asset Backed Securities, Inc.                           3 Park Plaza
Record Date:       July 24, 1998                                                        Irvine, CA  92614
Distribution Date: July 27, 1998                                    Factor Information: (800) 735-7777


                                  EXHIBIT 10.1



                                    REMIC IV

------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
                                     PRIOR                                                                                CURRENT
                 ORIGINAL          PRINCIPAL                                                REALIZED       DEFERRED       PRINCIPAL
CLASS           FACE VALUE          BALANCE             INTEREST     PRINCIPAL      TOTAL    LOSSES        INTEREST       BALANCE

Class A       83,822,000.00      83,822,000.00         368,869.19   384,777.16   753,646.35   0.00            0.00   83,437,222.84
Class M-1      6,715,000.00       6,715,000.00          30,909.98         0.00    30,909.98   0.00            0.00    6,715,000.00
Class M-2      4,228,000.00       4,228,000.00          20,096.21         0.00    20,096.21   0.00            0.00    4,228,000.00
Class B        3,376,000.00       3,376,000.00          18,072.15         0.00    18,072.15   0.00            0.00    3,376,000.00
Class X                0.00               0.00               0.00         0.00         0.00   0.00            0.00            0.00
R                  1,000.01           1,000.01               0.00     1,000.01     1,000.01   0.00            0.00            0.00

Totals        98,142,000.01      98,142,000.01         437,947.53   385,777.17   823,724.70   0.00            0.00   97,756,222.84

------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 ORIGINAL FACE
--------------------------------------------------------------------------------------------
                                 PRIOR
                                PRINCIPAL
 CLASS          CUSIP           BALANCE        INTEREST         PRINCIPAL             TOTAL

Class A       02926WAA4        1,000.00       4.400625           4.590408           8.991033
Class M-1     02926WAB2        1,000.00       4.603124           0.000000           4.603124
Class M-2     02926WAC0        1,000.00       4.753124           0.000000           4.753124
Class B       02926WAD8        1,000.00       5.353125           0.000000           5.353125
Class X       AR98B1001            0.00       0.000000           0.000000           0.000000
R             AR98B1002        1,000.00       0.000000       1,000.000000       1,000.000000
--------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                       PASS-THROUGH RATES
-------------------------------------------------------------------------------------
                   CURRENT
                   PRINCIPAL
 CLASS             BALANCE                 CURRENT                    NEXT

Class A           995.409592               5.867500%               5.836250%
Class M-1       1,000.000000               6.137500%               6.106250%
Class M-2       1,000.000000               6.337500%               6.306250%
Class B         1,000.000000               7.137500%               7.106250%
Class X             0.000000               0.000000%               0.000000%
R                   0.000000               0.000000%               0.000000%
-------------------------------------------------------------------------------------


Seller:            American Residential Holdings, Inc.              Administrator:      Aracely Alanis
Servicer:          Countrywide Home Loans, Inc.                                         Bankers Trust Company
Lead Underwriter:  Bear Stearns Asset Backed Securities, Inc.                           3 Park Plaza
Record Date:       July 24, 1998                                                        Irvine, CA  92614
Distribution Date: July 27, 1998                                    Factor Information: (800) 735-7777


----------------------------------------------------------------------------------------------------------------
                                            30 DAYS           31-60 DAYS          61-90 DAYS           91+ DAYS

  DELINQUENT LOANS
       Principal Balance                     0.00               0.00                 0.00                0.00
       Number of Loans                          0                  0                    0                   0

  LOANS IN FORECLOSURE
       Principal Balance                     0.00               0.00                 0.00                0.00
       Number of Loans                          0                  0                    0                   0

  REO LOAN
       Principal Balance                     0.00               0.00                 0.00                0.00
       Number of Loans                          0                  0                    0                   0
----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------
                       GENERAL MORTGAGE LOAN INFORMATION
  -----------------------------------------------------------------------------

  Beginning Aggregate Mortgage Loan Balance                      98,180,851.95

  Principal Balance of Liquidated Loans                                   0.00

  Ending Aggregate Mortgage Loan Balance                         98,077,830.66

  Net Rate                                                            8.80868%

  -----------------------------------------------------------------------------


  -----------------------------------------------------------------------------

  Servicing Fee                                                      40,908.69

  Interest Advanced                                                       0.00

  Principal Advanced                                                      0.00

  Has Trigger Event Occurred                                                NO

  Cumulative Applied Realized Loss                                        0.00

  Current Realized Loss                                                   0.00

  -----------------------------------------------------------------------------


Seller:            American Residential Holdings, Inc.              Administrator:      Aracely Alanis
Servicer:          Countrywide Home Loans, Inc.                                         Bankers Trust Company
Lead Underwriter:  Bear Stearns Asset Backed Securities, Inc.                           3 Park Plaza
Record Date:       July 24, 1998                                                        Irvine, CA  92614
Distribution Date: July 27, 1998                                    Factor Information: (800) 735-7777

-----------------------------------------------------
                                         INTEREST
                       INTEREST          CARRYOVER
                       SHORTFALL          AMOUNT
-----------------------------------------------------
Class A                   0.00              0.00
Class M-1                 0.00              0.00
Class M-2                 0.00              0.00
Class B                   0.00              0.00
Class X                   0.00              0.00
R                         0.00              0.00

Total                     0.00              0.00
-----------------------------------------------------

 ----------------------------------------------------------------------------
                                                                  EXTRA
                        PREPAYMENT          SCHEDULED           PRINCIPAL
                        PRINCIPAL           PRINCIPAL         DISTRIBUTION
                       DISTRIBUTED         DISTRIBUTED           AMOUNT
 ----------------------------------------------------------------------------

 Class A               50,648.43             52,105.81         282,022.92
 Class M-1                  0.00                  0.00               0.00
 Class M-2                  0.00                  0.00               0.00
 Class B                    0.00                  0.00               0.00
 Class X                    0.00                  0.00               0.00
 R                        131.63                135.42             732.96

 Total                 50,780.06             52,241.23         282,755.88
 ----------------------------------------------------------------------------